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                                Letter of Intent

                                    between:

                                     Olympus
                            Optical Co. (Europe) GmbH
                               Wendenstrasse 14-16
                                 D-20097 Hamburg
                    (referred to hereafter as SYSTEM PARTNER)

                                       and

                              IAT Deutschland GmbH
                                Fahrenheitstr. 9
                                 D-28359 Bremen
                         (referred to hereafter as IAT)

                                    including

                                     IAT AG
                                   Aarestr. 17
                             CH-5300 Vogelsang-Turgi


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1    Subject of Agreement

Subject of this Letter of Intent (LOI) is an agreement upon the installation of a marketing and distribution partnership between SYSTEM PARTNER and IAT with the purpose to place IAT products on the market segments of TeleMedicine and/or TeleService. Both partners strive for conclusion of a detailed system partnership contract within the next 4 (four) weeks.

2    Product Range

The following systems and products of IAT will be offered to the SYSTEM PARTNER for marketing:

     o    Basic system TeleService

     o    High end system TeleService

     o    Basic system TeleMedicine

     o    High end system TeleMedicine

     o    Supplementary products for basic and high end systems

     o    Upgrade kits for TeleService and TeleMedicine systems

3    Mutual Activities

o Both partners strive for opening up the market for the systems and products mentioned in para. 2, and will mutually set up a marketing and distribution plan as a base for the martketing success.

o IAT will provide the required training of the SYSTEM PARTNER's marketing and support staffers, and will also provide the required marketing material.

o SYSTEM PARTNER will purchase the demo systems required for his particular market segment at special conditions and will instant a 1st Line Support Call Desk.

o    IAT will grant SYSTEM PARTNER access to the 2nd Line Support Call Desk.

o SYSTEM PARTNER will be free as far as the prices for his customers are concerned.

o IAT will support SYSTEM PARTNER with exetensive projects by providing appropriate consult.



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4    Publication

SYSTEM PARTNER agrees to inform IAT about this letter of intent in the next edition of its customers' publication 'insight' if the SYSTEM PARTNER contract has not been signed by both parties at the publication's next deadline.

5    Secrecy

No party is entitled to use, or to pass on to third parties, any company matters or trade secrets, nor other confidential information or material, which has become known during the duration of this agreement, without prior written consent by the other party.

Signed in the name of                       Signed in the name of

IAT Deutschland GmbH                        Olympus Optical Co. (Europa) GmbH
Fahrenheitstr. 9                            Wendenstrasse 14-16
D-28359 Bremen                              D-20097 Hamburg

Signature: /signed/                         Signature: /signed/
           ------------------------                    -------------------------

Name:      ppa. Reiner Hallauer             Name:      Ralph Martinke

Function:  Managing Director                Function:  General Manager

Date:      11/12/97                         Date:      11/18/97


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